UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 2, 2016 (August 1, 2016)

INNOPHOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of principal executive offices) (Zip Code)
(609) 495-2495
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A is being filed solely to add the conformed signature to the Current Report on Form 8-K filed on August 1, 2016.

Item 8.01 Other Items

On August 1, 2016, the Registrant issued a press release announcing its financial results for the second quarter of 2016 and that it will be hosting a live conference call to discuss the results. The text of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release dated August 1, 2016 announcing financial results for the second quarter of 2016.

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

August 1, 2016	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 1, 2016 announcing financial results for the second quarter of 2016.